UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2017

Advanced Drainage Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36557	51-0105665
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4640 Trueman Boulevard, Hilliard, Ohio 43026	43026
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 658-0050

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Advanced Drainage Systems, Inc. (the “Company”) was held via webcast on July 17, 2017, at 10:00 a.m. Eastern Time. Stockholders considered five proposals at the meeting, each of which is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission (“SEC”) on June 6, 2017, as thereby supplemented by a Proxy Statement Supplement which was filed with the SEC on June 30, 2017 (as supplemented, the “Proxy Statement”). The final voting results are reported below.

Proposal One: Election of three directors, including Joseph A. Chlapaty, Tanya Fratto and  Carl A. Nelson Jr. to serve for a three-year term until the 2020 annual meeting of stockholders.

The Company’s stockholders elected each of the three nominees for director, and the voting results are set forth below:

Name	For	Against	Abstentions	Broker Non-Votes
Joseph A. Chlapaty	64,358,961	7,803,865	271,321	2,773,561
Tanya Fratto	62,131,818	9,588,607	713,722	2,773,561
Carl A. Nelson Jr.	63,783,593	7,841,448	809,106	2,773,561

Proposal Two: Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2018.

The Company’s stockholders ratified the selection of Deloitte & Touche LLP, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
54,517,569	19,535,666	1,154,473	–

Proposal Three: Advisory vote to approve the compensation of the Company’s executive officers as disclosed in the Company’s Proxy Statement.

The Company’s stockholders gave advisory approval of the compensation of the Company’s executive officers as disclosed in the Proxy Statement, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
67,553,296	4,374,533	506,318	2,773,561

Proposal Four: Vote to approve the Advanced Drainage Systems, Inc. 2017 Omnibus Incentive Plan.

The Company’s stockholders voted to approve the Advanced Drainage Systems, Inc. 2017 Omnibus Incentive Plan, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
70,217,181	1,638,241	578,725	2,773,561

Proposal Five: Vote to approve the material terms of the performance measures under the Advanced Drainage Systems, Inc. 2017 Omnibus Incentive Plan for the purposes of the Internal Revenue Code Section 162(m).

The Company’s stockholders voted to approve the material terms of the performance measures under the Advanced Drainage Systems, Inc. 2017 Omnibus Incentive Plan, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
70,783,525	1,216,306	434,316	2,773,561

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED DRAINAGE SYSTEMS, INC.

Date: July 18, 2017	By:	/s/ Scott A. Cottrill
	Name:	Scott A. Cottrill
	Title:	EVP, CFO, Secretary & Treasurer